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                                                                    EXHIBIT 10.1




                      SECOND AMENDMENT TO CREDIT AGREEMENT

            SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 25, 2003, among R.J. REYNOLDS TOBACCO HOLDINGS, INC. (f/k/a/ RJR NABISCO, INC.), a Delaware corporation (the "Borrower") and various lending institutions party to the Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :
                              - - - - - - - - - -


            WHEREAS, the Borrower, various lending institutions (the "Lenders") and JPMorgan Chase Bank, as Administrative Agent (in such capacity, the "Administrative Agent"), are parties to a Second Amended and Restated Credit Agreement, dated as of May 10, 2002 (as so amended and restated and as the same has been further amended, modified and/or supplemented through, but not including, the date hereof, the "Credit Agreement"); and

            WHEREAS, the Borrower and the Lenders wish to amend the Credit Agreement as provided herein;

            NOW, THEREFORE, it is agreed:


I.    Amendments to the Credit Agreement.
      ----------------------------------

            1. The definition of "Adjusted Operating Income" appearing in
Section 10 of the Credit Agreement is hereby amended by inserting the following text immediately preceding the period at the end of said definition:

      "provided further that (x) notwithstanding any differing treatment by GAAP, for purposes of (and only for purposes of) determining the timing of the recording or accrual (but not the amount) of any New Restructuring Charge and its impact on Adjusted Operating Income, such determination shall be made in accordance with Modified GAAP and (y) (i) for any Test Period which includes any portion of the period from April 1, 2003 to and including June 30, 2003, Adjusted Operating Income shall be adjusted by adding thereto the pre-tax 2nd Quarter 2003 Restructuring Charges recorded or accrued during such period in accordance with preceding clause (x), in each case to the extent deducted in any determination of Adjusted Operating Income, (ii) for any Test Period which includes any portion of the period from July 1, 2003 to and including September 30, 2003, Adjusted Operating Income shall be adjusted by adding thereto the pre-tax 3rd Quarter 2003 Restructuring Charges recorded or accrued during such period in accordance with preceding clause (x), in each case to the extent deducted in any determination of Adjusted Operating Income, (iii) for any Test Period which includes any portion

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      of the period from October 1, 2003 to and including December 31, 2003,
      Adjusted Operating Income shall be adjusted by adding thereto the pre-tax 4th Quarter 2003 Restructuring Charges recorded or accrued during such period in accordance with preceding clause (x), in each case to the extent deducted in any determination of Adjusted Operating Income and (iv) for any Test Period which includes any portion of the period from January 1, 2004 to and including December 31, 2004, Adjusted Operating Income shall be adjusted by adding thereto the pre-tax Fiscal Year 2004 Restructuring Charges recorded or accrued during such period in accordance with preceding clause (x), in each case to the extent deducted in any determination of Adjusted Operating Income".

            2. The definition of "Consolidated Net Worth" appearing in
Section 10 of the Credit Agreement is hereby amended by inserting the following text immediately prior to the period at the end of said definition:

      "provided further that (x) notwithstanding any differing treatment by GAAP, for purposes of (and only for purposes of) determining the timing of the recording or accrual (but not the amount) of any New Restructuring Charge and its impact on Consolidated Net Worth, such determination shall be made in accordance with Modified GAAP and (y) Consolidated Net Worth as otherwise determined above shall be adjusted by adding thereto (i) an amount equal to the aggregate post-tax 2nd Quarter 2003 Restructuring Charges recorded or accrued as of such date of determination in accordance with preceding clause (x), (ii) an amount equal to the aggregate post-tax 3rd Quarter 2003 Restructuring Charges recorded or accrued as of such date of determination in accordance with preceding clause (x), (iii) an amount equal to the aggregate post-tax 4th Quarter 2003 Restructuring Charges recorded or accrued as of such date of determination in accordance with preceding clause (x) and (iv) an amount equal to the aggregate post-tax Fiscal Year 2004 Restructuring Charges recorded or accrued as of such date of determination in accordance with preceding clause (x), in the case of each of clauses (i) through (iv) above, to the extent the respective New Restructuring Charge is deducted in any determination of Consolidated Net Worth".

            3. Section 10 of the Credit Agreement is hereby further amended by inserting the following defined terms in the appropriate alphabetical order:

      "Fiscal Year 2004 Restructuring Charges" shall mean restructuring charges actually accrued or recorded by the Borrower and its Subsidiaries during the fiscal year of the Borrower ending December 31, 2004 in connection with lease terminations, the relocation of equipment and employees and the payment of professional fees (including other associated costs disclosed in the SEC Form-10K or SEC Form-10Q, as the case may be, filed by the Borrower with the SEC for the fiscal quarter in which such restructuring charges are accrued or recorded); provided that (x) notwithstanding any differing treatment by GAAP, for purposes of (and only for purposes of) determining the timing of the actual recording or accrual (but not the amount) of such restructuring charges during such fiscal year, such determination shall be made in accordance with Modified GAAP and (y) the aggregate amount of such restructuring charges (to the extent provided for as an add-back pursuant to the definitions of "Adjusted Operating Income" or "Consolidated Net Worth") shall not exceed $20,000,000 during such fiscal year

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      (determined on a pre-tax basis), of which no more than approximately
      $16,000,000 (determined on a pre-tax basis) shall be characterized as cash restructuring charges.

            "4th Quarter 2003 Restructuring Charges" shall mean restructuring charges actually accrued or recorded by the Borrower and its Subsidiaries during the fiscal quarter of the Borrower ended December 31, 2003 in connection with lease terminations, the relocation of equipment and employees and the payment of professional fees (including other associated costs disclosed in the SEC Form-10K filed by the Borrower with the SEC for the fiscal year ended of the Borrower December 31, 2003); provided that
      (x) notwithstanding any differing treatment by GAAP, for purposes of (and only for purposes of) determining the timing of the actual recording or accrual (but not the amount) of such restructuring charges during such fiscal quarter, such determination shall be made in accordance with Modified GAAP and (y) the aggregate amount of such restructuring charges (to the extent provided for as an add-back pursuant to the definitions of "Adjusted Operating Income" or "Consolidated Net Worth") shall not exceed $10,000,000 (determined on a pre-tax basis), of which no more than approximately $10,000,000 (determined on a pre-tax basis) shall be characterized as cash restructuring charges.

            "Modified GAAP" shall mean generally accepted accounting principles of the United States of America as in effect on March 31, 2003.

            "New Restructuring Charges" shall mean and include 2nd Quarter 2003 Restructuring Charges, 3rd Quarter 2003 Restructuring Charges, 4th Quarter 2003 Restructuring Charges and Fiscal Year 2004 Restructuring Charges.

            "2nd Quarter 2003 Restructuring Charges" shall mean restructuring charges actually accrued or recorded by the Borrower and its Subsidiaries during the fiscal quarter of the Borrower ended June 30, 2003 in connection with the write-off of certain equipment of the Borrower and its Subsidiaries and the discontinuation of certain event marketing programs of the Borrower and its Subsidiaries (including other associated costs disclosed in the SEC Form-10Q filed by the Borrower with the SEC for such fiscal quarter); provided that (x) notwithstanding any differing treatment by GAAP, for purposes of (and only for purposes of) determining the timing of the actual recording or accrual (but not the amount) of such restructuring charges during such fiscal quarter, such determination shall be made in accordance with Modified GAAP and (y) the aggregate amount of such restructuring charges (to the extent provided for as an add-back pursuant to the definitions of "Adjusted Operating Income" or "Consolidated Net Worth") shall not exceed $55,000,000 (determined on a pre-tax basis), of which no more than approximately $35,000,000 (determined on a pre-tax basis) shall be characterized as cash restructuring charges.

            "3rd Quarter 2003 Restructuring Charges" shall mean restructuring charges actually accrued or recorded by the Borrower and its Subsidiaries during the fiscal quarter of the Borrower ended September 30, 2003 in connection with the accrual of certain pension liabilities by the Borrower and its Subsidiaries and a reduction in the workforce of the Borrower and its Subsidiaries (including other associated


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      costs disclosed in the SEC Form-10Q filed by the Borrower with the SEC for such fiscal quarter); provided that (x) notwithstanding any differing treatment by GAAP, for purposes of (and only for purposes of) determining the timing of the actual recording or accrual (but not the amount) of such restructuring charges during such fiscal quarter, such determination shall be made in accordance with Modified GAAP and (y) the aggregate amount of such restructuring charges (to the extent provided for as an add-back pursuant to the definitions of "Adjusted Operating Income" or "Consolidated Net Worth") shall not exceed $340,000,000 (determined on a pre-tax basis), of which no more than approximately $225,000,000 (determined on a pre-tax basis) shall be characterized as cash restructuring charges.

II.   Miscellaneous Provisions.
      ------------------------

            1. In order to induce the Lenders to enter into this Amendment, the Borrower hereby (i) makes each of the representations, warranties and agreements contained in Section 6 of the Credit Agreement, and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the date hereof and on the Second Amendment Effective Date (as defined below), both before and after giving effect to this Amendment.

            2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            5. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents shall be deemed to be references to the Credit Agreement as amended hereby.

            6. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when the Borrower and the Lenders constituting Required Lenders under the Credit Agreement shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: May Yip-Daniels (Facsimile No.:
(212) 354-8113).

            7. The Borrower hereby covenants and agrees that, so long as the Second Amendment Effective Date occurs, it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by the later to occur of (x) 5:00 P.M. (New York time) on September 25, 2003 or (y) the close of business on the Second Amendment Effective Date (such later date, the "Outside Date"), a non-refundable cash fee in an amount

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equal to 0.25% of the Commitment of such Lender as same is in effect on the
Second Amendment Effective Date immediately prior to giving effect hereto, which fees shall be paid by the Borrower to the Administrative Agent for distribution to the Lenders not later than the second Business Day following the Outside Date.

                                      * * *













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            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                    R.J. REYNOLDS TOBACCO HOLDINGS, INC.,
                                      as the Borrower


                                    By: /s/ Lynn L. Lane
                                        ----------------------------------------
                                        Name:  Lynn L. Lane
                                        Title: Senior Vice President & Treasurer


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                                    LEAD AGENTS
                                    -----------


                                    JPMORGAN CHASE BANK, Individually, as
                                      Administrative Agent and as Senior
                                      Managing Agent


                                    By: /s/ Robert T. Sacks
                                        ----------------------------------------
                                        Name:  Robert T. Sacks
                                        Title: Managing Director



                                    CITIBANK, N.A., Individually, as Syndication
                                      Agent and Senior Managing Agent


                                    By: /s/ David L. Harris
                                        ----------------------------------------
                                        Name:  David L. Harris
                                        Title: Vice President



                                    THE BANK OF NEW YORK


                                    By:  /s/ David C. Siegel
                                        ----------------------------------------
                                        Name:  David C. Siegel
                                        Title: Vice President



                                    THE BANK OF NOVA SCOTIA


                                    By:  /s/ Chris J. Allen
                                        ----------------------------------------
                                        Name:  Chris J. Allen
                                        Title: Managing Director & Office Head



                                    LEHMAN COMMERCIAL PAPER INC.


                                    By:  /s/ Jane E. Gillard
                                        ----------------------------------------
                                        Name:  Jane E. Gillard
                                        Title: Authorized Signatory





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                                    MIZUHO CORPORATE BANK, LTD.


                                    By:  /s/ Atsushi Narikawa
                                        ----------------------------------------
                                        Name:  Atsushi Narikawa
                                        Title: Deputy General Manager



                                    CREDIT LYONNAIS, NEW YORK BRANCH


                                    By:  /s/ Scott R. Chappelka
                                        ----------------------------------------
                                        Name:  Scott R. Chappelka
                                        Title: Vice President



                                    PARTICIPANTS
                                    ------------


                                    WACHOVIA BANK, NATIONAL ASSOCIATION



                                    By: /s/ Denis Waltrich
                                        ----------------------------------------
                                        Name:  Denis Waltrich
                                        Title: Associate



                                    ERSTE BANK



                                    By: /s/ Paul Judicke
                                        ----------------------------------------
                                        Name:  Paul Judicke
                                        Title: Vice President



                                    By:  /s/ Bryan J. Lynch
                                        ----------------------------------------
                                        Name:  Bryan J. Lynch
                                        Title: First Vice President



                                    CITY NATIONAL BANK OF NEW JERSEY


                                    By:  /s/ Edward R. Wright
                                        ----------------------------------------
                                        Name:  Edward R. Wright
                                        Title: Senior Vice President





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                                    CHOHUNG BANK, NEW YORK BRANCH


                                    By: /s/ Nam Soo Heo
                                        ----------------------------------------
                                        Name:  Nam Soo Heo
                                        Title: General Manager



                                    BANCO BILBAO VIZCAYA ARGENTARIA
                                      PUERTO RICO OVERSEAS, A UNIT OF
                                      BANCO BILBAO VIZCAYA ARGENTARIA
                                      PUERTO RICO

                                    By: /s/ Alberto Nido
                                        ----------------------------------------
                                        Name:  Alberto Nido
                                        Title: Senior Executive Vice President


                                    By: /s/ Helen Pardo
                                        ----------------------------------------
                                        Name:  Helen Pardo
                                        Title: Senior Vice President